EXHIBIT 32.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Secured Diversified Investment, Ltd., on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clifford L. Strand, Chief Executive Officer and Munjit Johal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: November 18, 2003       /S/ Clifford L. Strand
                              --------------------------------------------
                              Clifford L. Strand, Chief Executive Officer


Date: November 18, 2003       /S/ Munjit Johal
                                   --------------------------------------------
                                   Munjit Johal, Chief Financial Officer